                                                                    EXHIBIT 10.4
                                                                    ------------


              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
              --------------------------------------------------


  AGREEMENT made as of the 30th day of April, 1999, by and among eDocs, Inc., a Delaware corporation (the "Company"), Kevin Laracey, Kris Canekeratne and James Moran (each, a "Founder" and together, the "Founders"); Charles River Partnership VIII, a Limited Partnership, SIGMA Partners IV, L.P., SIGMA Associates IV, L.P. and SIGMA Investors IV, L.P. (each, a "Series A Holder") and the additional persons or entities listed as Purchasers on Exhibit 2.01A to the
                                                           -------------
Series B Convertible Preferred Stock Purchase Agreement of even date herewith (the "Series B Purchase Agreement") by and among such Purchasers, the Company and the Series A Holders (the "Series B Investors"; the Series A Holders together with the Series B Investors are hereinafter referred to individually as an "Investor" and collectively as the "Investors").

  WHEREAS, the Company, the Founders and the Series A Holders are parties to a Registration Rights Agreement dated May 22, 1998 (the "Original Agreement");

  WHEREAS, the Series A Holders purchased, and the Company issued to the Series A Holders, pursuant to a Series A Convertible Preferred Stock Purchase Agreement (the "Series A Purchase Agreement") dated May 22, 1998, by and among the Company, certain founders of the Company and the Series A Holders, shares of the Company's Series A Convertible Preferred Stock, $0.001 par value (the "Series A Preferred Stock"), all of which are convertible into shares of the Company's common stock, $0.001 par value;

  WHEREAS, the Investors have on this date purchased, and the Company has issued to the Investors, pursuant to the Series B Purchase Agreement the number of shares of the Company's Series B Convertible Preferred Stock, $0.001 par value (the "Series B Preferred Stock"), as set forth opposite such Investor's name on
Exhibit 2.01A to the Series B Purchase Agreement, all of which shares are
-------------
convertible into shares of Common Stock; and

  WHEREAS, it is a condition precedent to the obligations of the Investors under the Series B Purchase Agreement that the Company and the Series A Holders amend and restate the Original Agreement to admit the Series B Investors as parties to this Agreement, and that this Agreement be executed by the parties hereto;

  NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and in the Series B Purchase Agreement and pursuant to Section 13 of the Original Agreement, the Company and the Holders (as defined in the Original Agreement) holding at least sixty percent (60%) of the Registrable Stock (as defined in the Original Agreement) and the securities convertible into, exchangeable for or exercisable for Registrable Stock, do hereby amend the Original Agreement so that such agreement is hereby restated in its entirety to read as follows:

  1.  Definitions.  The following terms shall be used in this Agreement with the
      -----------
following respective meanings:

  "Affiliate" means (i) any Person directly or indirectly controlling,
   ---------
controlled by or under common control with another Person; (ii) any Person owning or controlling ten (10%) percent or more of the outstanding voting securities of such other Person; (iii) any officer, director or partner of such Person; and (iv) if such Person is an officer, director or partner, any such company for which such Person acts in such capacity.

  "Commission" means the Securities and Exchange Commission, or any other
   ----------
federal agency at the time administering the Securities Act.

  "Common Stock" means and includes (a) the Company's Common Stock, $0.001 par
   ------------
value per share, as authorized on the date of this Agreement and (b) any other securities into which or for which the securities described in (a) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

  "Exchange Act" means the Securities Exchange Act of 1934, or any successor
   ------------
Federal statute, and the rules and regulations of the Commission (or of any other Federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

  "Founder Registrable Stock" means (a) all Common Stock now or hereafter owned
   -------------------------
by the Founder or any Affiliate of the Founder (other than the Company), and (b) any other shares of Common Stock issued in respect of such shares by way of a stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided, however, that shares of Common Stock shall only be treated as Founder Registrable Stock if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or
(ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale.

  "Holder" means any holder of Registrable Stock and, except for purposes of
   ------
Sections 2 and 4, any holder of Founder Registrable Stock.

  "Initial Public Offering" means the effective date for the Company's first
   -----------------------
registration statement covering a public offering of securities of the Company under the Securities Act.

  "Investors" has the meaning set forth in the first paragraph hereof.
   ---------

  "NASD" means the National Association of Securities Dealers, Inc.
   ----

  "Person" means any natural person, partnership, corporation or other legal
   ------
entity.

  "Preferred Stock" means the Series A Preferred Stock and the Series B
   ---------------
Preferred Stock.

  "Registrable Stock" means (a) the Common Stock issued or issuable upon
   -----------------
conversion of the Preferred Stock, whether or not such Common Stock is owned by any Investors, (b) all

Common Stock now or hereafter owned by any Investor which is acquired otherwise than upon conversion of the Preferred Stock, so long as it is held by any Investor or an Affiliate of any Investor, (c) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Investors pursuant to the Amended and Restated Stockholders Agreement of even date herewith and (d) any other shares of Common Stock issued in respect of such shares by way of a stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided, however, that shares of
                                           --------  -------
Common Stock issued or issuable upon conversion of the Series A Preferred Stock acquired by Comdisco, Inc. ("Comdisco") pursuant to that certain Master Lease Agreement dated as of March 31, 1999 between the Company and Comdisco and that certain Subordinated Loan and Security Agreement dated as of March 31, 1999 between the Company and Comdisco, shall not be treated as Registrable Stock; provided, further, that shares of Common Stock shall only be treated as
--------  -------
Registrable Stock if and so long as they are not eligible for sale without restriction under Rule 144 of the Securities Act, or any similar rule promulgated by the Commission permitting the resale of restricted securities without the necessity of a registration statement under the Securities Act under the Securities Act or have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale.

  "Registration Statement" means a registration statement filed by the Company
   ----------------------
with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8, Form S-4, or successor forms, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

  "Securities Act" means the Securities Act of 1933, or any successor Federal
   --------------
statute, and the rules and regulations of the Commission (or of any other Federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

  2.  Required Registration.
      ---------------------

      (a) At any time after the earlier of (i) 90 days after any Registration Statement covering a public offering of securities of the Company under the Securities Act having become effective and (ii) May 22, 2003, the Holder or Holders of at least thirty (30%) percent of all Registrable Stock then outstanding (the "Initiating Holders") may by notice in writing to the Company request the Company to register under the Securities Act all or any portion of shares of Registrable Stock held by such Initiating Holder or Holders for sale in the manner specified in such notice, provided that the reasonably anticipated aggregate price to the public of all shares of Registrable Stock requested to be included in such public offering shall exceed $10,000,000. Notwithstanding anything to the contrary contained herein, the Company shall not be required to seek to cause a Registration Statement to become effective pursuant to this Section 2: (A) within a period of 180 days after the effective date of a Registration Statement filed by the Company, provided that the Company shall use its best efforts to cause a registration requested hereunder to be declared effective promptly following such period if such request is made during such period; (B) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company or its stockholders for a Registration Statement to be filed at such time, or that it would require disclosure of material non-public information relating to the Company which, in the reasonable opinion of the Board of Directors, should not be disclosed, then the Company's obligation to use all reasonable efforts to register, qualify or comply under this Section 2 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from such Holders; provided, however, that the
                                                --------  -------
  Company may not utilize this deferral right more than twice in any twelve-month period.

      (b) Following receipt of any notice given under this Section 2 by the Initiating Holders, the Company shall immediately notify in writing all Holders that such registration is to be effected and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting Holders, the number of shares of Registrable Stock, specified in such notice (and in all notices received by the Company pursuant hereto). Holders, other than the Initiating Holders, shall notify the Company of their desire to participate in the registration within twenty (20) days of the Company's notice to them. The Company shall designate the managing underwriter of such offering, subject to the approval of the Holders of a majority of the shares of Registrable Stock to be sold in such offering, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Registrable Stock pursuant to this Section 2 on one occasion only; provided,
                                                                     --------
  however, that such obligation shall be deemed satisfied only when a
  -------
  Registration Statement covering all shares of Registrable Stock, specified in notices received as aforesaid and which have not been withdrawn by the Holder thereof, for sale in accordance with the method of disposition specified by the Initiating Holders, shall have become effective. A registration which does not become effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal of the Initiating Holders to proceed shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the registration was withdrawn at the request of the Holders of a majority of the Registrable Stock to be sold in such offering upon learning of a material adverse change in the condition, business or prospects of the Company (other than a change in market demand for its securities or in the market price thereof) from that known to such Holders (and any knowledge of any Director appointed by such Holder shall be deemed knowledge of such Holder for purposes of this provision) at the time of their request (or of which the Company advised them in writing within 20 days thereafter) that makes the proposed offering unreasonable in the good faith judgment of a majority in interest of such Holders.

      (c) If the Registration Statement is to cover an underwritten distribution and in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Registrable Stock requested for inclusion pursuant to this Section 2 would interfere with the successful marketing of a smaller number of shares to be offered, then the number of shares of Registrable Stock to be included in the offering shall be reduced to the required level with the participation in such offering to be reduced pro rata among the Holders requesting to participate in such registration, based upon the number of shares of Registrable Stock owned by such Holders. The Company shall be entitled to include in any Registration Statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the Initiating Holders, shares of Common Stock for the Company's own account, except as and to the extent that, in the opinion of the managing underwriter, if any, such inclusion would adversely affect the marketing of the Registrable Stock to be sold. Except for registration statements on Form S-4, S-8 or any successors thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from the Initiating Holders pursuant to this Section 2 until the completion of the period of distribution of the registration contemplated thereby.

  3.  Incidental Registration.  Each time the Company shall determine to file a
      -----------------------
Registration Statement in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice thereof to all Holders. Upon the written request of one or more Holder(s) given within twenty (20) days after the giving of any such notice by the Company, the Company will use its best efforts to cause all such shares of Registrable Stock and Founder Registrable Stock, the Holders of which have so requested registration thereof, to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Stock and Founder Registrable Stock to be so registered. If the Registration Statement is to cover an underwritten distribution, the Company shall use its best efforts to cause the Registrable Stock and Founder Registrable Stock requested for inclusion pursuant to this Section 3 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Registrable Stock and Founder Registrable Stock requested for inclusion pursuant to this Section 3 and other securities would interfere with the successful marketing of a smaller number of shares to be offered, then the number of shares of Registrable Stock, Founder Registrable Stock and other securities to be included in the offering (except for shares to be issued (i) by the Company in an offering initiated by the Company or (ii) by any other party in an offering initiated by such party pursuant to registration rights granted to such party other than under this Agreement) shall be reduced to the required level first by reducing (down to zero, if so required) the participation of the Holders of Founder Registrable Stock and other holders of securities in such offering (such reduction to be pro rata among the holders thereof requesting such registration, based upon the number of shares of Founder Registrable Stock and other securities owned by such holders), and thereafter, by reducing (down to zero, in the Company's Initial Public Offering, or to not less than thirty (30%) percent thereafter, if so required) the participation of the Holders of Registrable Stock in such offering (such reduction to be pro rata among the Holders of Registrable Stock requesting such registration, based upon the number of shares of Registrable Stock owned by such Holders).

  4.  Registration on Form S-3.
      ------------------------

      (a) If at any time after the date hereof, (i) a Holder or Holders request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Registrable Stock held by such requesting Holder or Holders, the reasonably anticipated aggregate price to the public of such shares would exceed $500,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Stock specified in such notice. Whenever the Company is required by this Section 4 to use its best efforts to effect the registration of Registrable Stock, each of the procedures, requirements and limitations of Section 2 (including but not limited to the requirement that the Company notify all Holders from whom notice has not been received and provide them with the opportunity to participate in the offering and the requirements of subparagraph (b)) shall apply to such registration; provided, however, that there shall be no
                              --------  -------
  limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 4, except that the Company shall not be obligated to effect more than two registrations under this Section 4 in any twelve (12) month period; and provided, further, however, that the $10,000,000
                                --------  -------  -------
  minimum dollar amount set forth in the first sentence of Section 2(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 4.

      (b) If the Company is a registrant entitled to use Form S-3 or any successor thereto to register shares of Registrable Stock, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with any method of disposition specified by any Holder or Holders, all of the shares of Registrable Stock. The Company agrees to maintain the registration effective as a shelf-registration for a period of eighteen (18) months, except in the case of the following (each, a "Blackout Event"): (i) within 90 days after the effective date of a Registration Statement filed by the Company or (ii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company stockholders for a Form S-3 Registration Statement to be effective due to pending Company events, or that keeping such Registration Statement effective at such time would require disclosure of material non-public information relating to the Company which, in the reasonable opinion of the Board of Directors, should not be disclosed, or if the Company intends to file a Registration Statement within sixty (60) days and agrees to register shares of the Holders' Registrable Stock therein, provided, however, that the Company shall promptly notify the Holders when the
  --------  -------
  Blackout Event has terminated and when the Holders may sell their shares under such Registration Statement; provided further that
                               -------- -------
  the Company shall not utilize these rights more than twice in any 12-month period, nor for a period of more than ninety (90) days, and further provided that the shelf-registration shall be kept effective for an additional period equal to the period of time during which the shelf-registration was not kept effective pursuant hereto.

  5.  Registration Procedures.  If and whenever the Company is required by the
      -----------------------
provisions of Section 2, 3 or 4 hereof to effect the registration of shares of Registrable Stock or Founder Registrable Stock under the Securities Act, the Company will, at its expense, as expeditiously as possible:

      (a) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission a Registration Statement with respect to the Registrable Stock or Founder Registrable Stock, as the case may be, and use its best efforts to cause such Registration Statement to become and remain effective until the Registrable Stock or Founder Registrable Stock, as the case may be, covered by such Registration Statement has been sold, but for no longer than twelve (12) months (or eighteen (18) months in the case of a Registration Statement on Form S-3) subsequent to the effective date of such registration, and prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and prospectus accurate and complete until the Registrable Stock covered by such Registration Statement has been sold, but for no longer than twelve (12) months (or eighteen (18) months in the case of a Registration Statement on Form S-3) subsequent to the effective date of such registration. Notwithstanding the foregoing, the Company shall not be obligated to register, pursuant to Sections 2, 3 and 4 hereof, the Registrable Stock or Founder Registrable Stock of any Holder who fails to provide promptly to the Company such information as the Company may reasonably request at any time to enable the Company to comply with any applicable law or regulation or to facilitate preparation of the Registration Statement;

      (b) If the offering is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter, if any, of the public offering and the Holders participating in such offering;

      (c) Furnish to the participating Holders and to the underwriters such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and any supplement or amendment thereto and such other documents as such underwriters and participating Holders may reasonably request in order to facilitate the public offering of such securities;

      (d) Use its best efforts to register or qualify the Registrable Stock and Founder Registrable Stock covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions (i) as shall be reasonably appropriate for the distribution of the Registrable Stock or Founder Registrable Stock, as the case may be, covered by such Registration Statement or (ii) as such participating Holders and underwriters may reasonably request within ten (10) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process, to subject itself to taxation, or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

      (e) Notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

      (f) Notify the Holders participating in such registration promptly of any request by the Commission or any state securities commission or agency for the amending or supplementing of such Registration Statement or prospectus or for additional information;

      (g) Prepare and file with the Commission, promptly upon the request of any such participating Holders, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel representing the Company in such Registration Statement (and which counsel is reasonably acceptable to such participating Holders), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Stock by such participating Holders, but for no longer than twelve (12) months (or eighteen (18) months in the case of a Registration Statement on Form S-3) subsequent to the effective date of such registration;

      (h) Prepare and promptly file with the Commission, and promptly notify such participating Holders of the filing of, such amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such Registrable Stock and/or Founder Registrable Stock is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

      (i) In case any of such participating Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to such Registration Statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

          (j) Advise such participating Holders, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission or any state securities commission or agency suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (k) At the request of any such participating Holder (i) furnish to such Holder, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, copies of any opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and Federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings and (ii) use its best efforts to furnish to such Holder letters dated each such effective date and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as the underwriters may request, or, if the offering is not underwritten, that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the Registration Statement and prospectus, as such requesting Holder or Holders may reasonably request and (iii) furnish to such Holder such information as such Holder may reasonably request for the purpose of establishing its "due diligence" defense under Section 11 of the Securities Act;

          (l) Apply for listing and use its best efforts to list the Registrable Stock being registered on any national securities exchange on which a class of the Company's equity securities is listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Stock being registered for inclusion on the Nasdaq Stock Market.

     6.   Expenses.
          --------

          (a) With respect to each registration effected pursuant to Section 2, 3 or 4 hereof, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith ("Registration Expenses") shall be borne by the Company; provided, however, (i) that
                                               --------  -------
     Holders and other holders of the Company's
     stock participating in any such registration shall bear their pro rata share of the underwriting discounts and selling commissions, and (ii) any such fee, cost or expense which does not constitute a fee, cost or expense customary in such a registration and which is attributable solely to one
     (1) Holder or other holder of the Company's stock participating in any such registration shall be borne by that holder or Holder; provided, further,
                                                           --------  -------
     that if a registration under Section 2 is withdrawn at the request of the Holders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Holders after the date on which such registration was requested) and if the requesting Holders elect not to have such registration counted as a registration requested under Section 2, the requesting Holders shall pay the Registration Expenses of such registration pro rata in accordance with the number of shares of their Registrable Stock included in such registration.

          (b) The fees, costs and expenses of registration to be borne as provided in paragraph (a) above, shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, reasonable fees and disbursements of one counsel for the selling Holders and the other holders of the Company's stock and the premiums and other costs of policies of insurance insuring the Company against liability arising out of such public offering.

     7.   Indemnification and Contribution.
          --------------------------------

          (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder whose shares of Registrable Stock are included in a Registration Statement pursuant to the provisions of this Agreement, and, in the Company's Initial Public Offering, each Holder whether or not such Holder's shares of Registrable Stock are included in any such Registration Statement, and any underwriter (as defined in the Securities Act) for such Holder, and any Person who controls such Holder or such underwriter within the meaning of the Securities Act, and each of their successors, from and against, and will reimburse such Holder and each such underwriter and controlling Person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder or any such underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided, however, that the Company will not be liable in any such case to
     --------  -------
     the extent that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by or on behalf of any such Holder, such underwriter or controlling Person in writing specifically for use in the preparation thereof; and provided, further,
                                                          --------  -------
     that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; and provided, further, that if any claim,
                                           --------  -------
     action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus and if the Holder delivered a copy of the preliminary prospectus to the person alleging damage and failed to deliver a copy of the final prospectus to such persons, the Company shall not be liable with respect to the claims of such person.

          (b) Each Holder of shares of Registrable Stock which are included in a Registration Statement pursuant to the provisions of this Agreement will, severally and not jointly, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such registration, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Holder of shares of Registrable Stock which are included in the registration, each of the officers, directors and partners of each such other Holder and each person controlling such other Holder, from and against, and will reimburse such parties with respect to, any and all losses, damages, liabilities, costs or expenses to which such parties may become subject under the Securities Act or otherwise, to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon any untrue or alleged untrue statement of any material fact contained therein or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of such Holder for use in the preparation thereof; provided that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of shares of Registrable Stock covered by a Registration Statement; and provided, further, that this indemnity shall
                                 --------  -------
     not be deemed to relieve any underwriter of any of its due diligence obligations.

          (c) Promptly after receipt by a party to be indemnified pursuant to the provisions of paragraph (a) or (b) of this Section 7 (an "indemnified party") of actual knowledge or notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7 and shall not relieve the indemnifying party from liability under this Section 7 unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraph (a) and (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such indemnified party and any other party represented by such counsel in such proceeding. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party; no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling Person of any such Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for the indemnification in such case, (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling Person in circumstances for which indemnification was provided under this Section 7; then, and in each case, the Company and each such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Stock offered by the Registration Statement bears to the public price of all securities offered by such Registration Statement, and the
     Company is responsible for the remaining portion; provided, however, that,
                                                       --------  -------
     in any such case, (A) no Person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) will be entitled to contribution from any Person or entity was not guilty of such fraudulent misrepresentation and (B) no Holder will be required to contribute any amount in excess of the net proceeds received by such Holder from the sale of all such Registrable Stock offered by it pursuant to such Registration Statement.

     8.   Reporting Requirements Under Securities Exchange Act of 1934.  When
          ------------------------------------------------------------
it is first legally required to do so, the Company shall register its Common Stock under Section 12 of the Exchange Act and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first Registration Statement filed by the Company, the Company shall use its best efforts to (whether or not it shall then be required to do so) timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish any Holder (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Stock without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 8 are (a) to enable any such Holder to comply with the current public information requirement contained in Paragraph (c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar or successor exemptive provision), and (b) to qualify the Company for the use of Registration Statements on Form S-
3. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3. From and after the effective date of the first Registration Statement filed by the Company, the Company agrees to use its best efforts to facilitate and expedite transfers of Registrable Stock pursuant to Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect), which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Stock.

     9.   Stockholder Information.  The Company may require each Holder of
          -----------------------
Registrable Stock or Founder Registrable Stock as to which any registration is to be effected pursuant to this Agreement to furnish the Company in a timely manner such information with respect to such Holder and the distribution of such Registrable Stock or Founder Registrable

Stock as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

     10.  Lock-Up Agreements.
          ------------------

          (a) Restrictions on Public Sale by the Holders.  Each Holder agrees
              ------------------------------------------
     that it will not, to the extent requested by the Company and the managing underwriter of such offering, sell or otherwise dispose of any equity securities of the Company, including any sale pursuant to Rule 144, during a period specified by the Company and such underwriter (not to exceed one hundred eighty (180) days after the effective date of the Initial Public Offering or ninety (90) days for any subsequent offering), except in conjunction with such underwritten offering.

          (b) Restrictions on Public Sale by Subsequent Holders.  Except in a
              -------------------------------------------------
     public offering registered under the Securities Act, the Company shall not issue or sell any equity security unless each recipient thereof agrees in writing with the Company not to offer to sell or sell such equity security during a period specified by the Company and the underwriter thereof (not to exceed one hundred eighty (180) days after the effective date of the Initial Public Offering), except in conjunction with such underwritten offering.

Notwithstanding anything herein to the contrary, this Agreement shall not restrict Goldman, Sachs & Co. and its affiliates from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its or its affiliates' business, so long as such activities are not reasonably expected to result in the transfer of, or reduction of risk with respect to, the economic ownership of any Registrable Stock or securities convertible into or exchangeable for any Registrable Stock held by the Investors as of the date hereof.

     As a condition to the Holders' obligations under this Section 10, each officer, director and holder of 5% or more of the outstanding Common Stock of the Company shall have executed and be bound by a similar lock-up agreement in favor of the Company.

     11. Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to be properly given when sent by registered or certified mail, return receipt requested, by Federal Express, DHL or other guaranteed overnight delivery service or by facsimile transmission, addressed as follows:

     If to the Company:      eDocs, Inc.
                             321 Commonwealth Road
                             Wayland, MA  01778
                             Attn.:  President
                             Telecopier:  (508) 647-6717

     With a copy to:       Testa, Hurwitz & Thibeault, LLP
                           125 High Street
                           Boston, MA  02110
                           Attn.:  William J. Schnoor, Jr., Esq.
                           Telecopier:  (617) 248-7100

     If to any Investor:   To the address of such Investor set forth beneath
                           his, her or its signature to this Agreement, or at such other address or addresses as may have been furnished in writing to the Company by such Investor

     With a copy to:       Hale and Dorr LLP
                           60 State Street
                           Boston, MA  02109
                           Attn.:  Patrick J. Rondeau, Esq.
                           Telecopier:  (617) 526-5000

and if to any other Holder at such Holder's address for notice as set forth in the register maintained by the Company, or, as to any of the foregoing, to such other address as any such party may give the others notice of pursuant to this Section, provided that a change of address shall only be effective upon receipt.

All notices, requests, consents and other communications hereunder shall be deemed to have been received (i) if by hand, at the time of delivery thereof to the receiving party at the address of such party set forth above or as so designated, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

     12.  Governing Law.  This Agreement shall be governed by, and construed in
          -------------
accordance with, the substantive laws of the Commonwealth of Massachusetts (without regard to conflict of laws provisions).

     13.  Waivers; Amendments.  No waiver of any right hereunder by any party
          -------------------
shall operate as a waiver of any other right, or of the same right with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Agreement are in addition to all other remedies provided by law. This Agreement may not be amended except by a writing executed by the Company and the Holders of at least sixty (60%) percent of the then outstanding Registrable Stock and the securities convertible into, exchangeable for or exercisable for Registrable Stock (calculated on an as converted, exchanged or exercised basis); provided, that this Agreement may be amended with the consent
                  --------
of the Holders of less
than all of the outstanding Registrable Stock only in a manner which applies to all such Holders in the same fashion.

     14.  Other Registration Rights.  The Company shall not grant to any third
          -------------------------
party any registration rights more favorable than any of those contained herein, or which would interfere with or delay the exercise by the Holders of their registrations rights hereunder, so long as any of the registration rights under this Agreement remains in effect, unless approved by Holders of sixty (60%) percent of the shares of Registrable Stock, which approval may require that such rights be granted only pursuant to an amendment or restatement of this Agreement.

     15.  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
shall inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; provided, however, that registration rights conferred herein shall only inure to the benefit of a transferee if (i) there is transferred at least 50% of the Registratable Stock or Founder Registrable Stock, as the case may be, held by the transferor of such shares as of the date hereof or (ii) such transferee is a partner, shareholder or affiliate of a party hereto; and provided further that any person or entity to which Registrable Shares are proposed to be transferred shall provide prior written notice of such proposed transfer to the Company.

     16.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     17.  Prior Understandings.  This Agreement represents the complete
          --------------------
agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings.

     18.  Headings.  Headings in this Agreement are included for reference only
          --------
and shall have no effect upon the construction or interpretation of any part of this Agreement.

     19.  Severability.  If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.


                     [This space intentionally left blank]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and each Investor has duly executed this Agreement (or has caused it to be executed by a duly authorized officer, partner, trustee or agent, as the case may be), as of the date first above recited.

                              COMPANY:

                              eDocs, Inc.



                              By:/s/ Kevin Laracey
                                 -----------------



                       (See counterpart signature pages.)

                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                         * COUNTERPART SIGNATURE PAGE *
                           --------------------------


                              INVESTOR:
                              --------

                              CHARLES RIVER PARTNERSHIP VIII,
                              A Limited Partnership



                              By:/s/ Jonathan M. Guerster
                                 ------------------------

                              Address:  1000 Winter Street
                                        Suite 3300
                                        Boston, MA  02154

                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                         * COUNTERPART SIGNATURE PAGE *
                           --------------------------


                              INVESTOR:
                              --------


                              SIGMA PARTNERS IV, L.P.



                              By:/s/ Wade Woodson
                                 ----------------

                              Address:  2884 Sand Hill Road, Suite 121
                                        Menlo Park, CA  94025


                              SIGMA ASSOCIATES IV, L.P.



                              By:/s/ Wade Woodson
                                 ----------------

                              Address:  2884 Sand Hill Road, Suite 121
                                        Menlo Park, CA  94025


                              SIGMA INVESTORS IV, L.P.



                              By:/s/ Wade Woodson
                                 ----------------

                              Address:  2884 Sand Hill Road, Suite 121
                                        Menlo Park, CA  94025

                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                         * COUNTERPART SIGNATURE PAGE *
                           --------------------------

                              INVESTOR:
                              --------

                              JAFCO CO., LTD.

                              By:/s/ Hitoshi Imuta
                                 -----------------
                                 Hitoshi Imuta, Chairman
                                 JAFCO America Ventures Inc.
                                 Attorney-in-fact

                              Address:  One Boston Place
                                        Suite 3320
                                        Boston, MA  02108


                              JAFCO L-1 VENTURE CAPITAL

                              INVESTMENT PARTNERSHIP

                              By:/s/ Hitoshi Imuta
                                 -----------------
                                 Hitoshi Imuta, Chairman
                                 JAFCO America Ventures Inc.
                                 Attorney-in-fact

                              Address:  One Boston Place
                                        Suite 3320
                                        Boston, MA  02108


                              U.S. INFORMATION TECHNOLOGY
                              FUND III, L.P.

                              By:/s/ Hitoshi Imuta
                                 -----------------
                                 Hitoshi Imuta, Chairman
                                 JAFCO America Ventures Inc.
                                 Its Executive Partner

                              Address:  One Boston Place
                                        Suite 3320
                                        Boston, MA  02108

                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                         * COUNTERPART SIGNATURE PAGE *
                           --------------------------


                         INVESTOR:
                         --------

                         THE GOLDMAN SACHS GROUP, L.P.
                         By: The Goldman Sachs Corporation,
                             its general partner


                         By: /s/ Joseph Gleberman
                             --------------------
                             Name:   Joseph Gleberman
                             Title:  Executive Vice President

                         Address:  85 Broad Street, 19th Floor
                                   New York, NY 10004


                         STONE STREET FUND 1999, L.P.
                         By: Stone Street 1999 Corp.,
                             its general partner


                         By: /s/ Eve M. Gerriets
                             -------------------
                             Name:   Eve M. Gerriets
                             Title:  Vice President

                         Address:  85 Broad Street, 19th Floor
                                   New York, NY 10004

                         BRIDGE STREET FUND 1999, L.P.
                         By: Stone Street 1999 Corp.,
                             its general partner


                         By: /s/  Eve M. Gerriets
                             --------------------
                             Name:   Eve M. Gerriets
                             Title:  Vice President

                         Address:  85 Broad Street, 19th Floor
                                   New York, NY 10004

                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                         * COUNTERPART SIGNATURE PAGE *
                           --------------------------


                              INVESTOR:
                              --------

                              COMDISCO, INC.



                              By:/s/ James P. Labe
                                 -----------------

                              Address:  6111 North River Road
                                        Rosemont, IL  60018

                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                         * COUNTERPART SIGNATURE PAGE *
                           --------------------------


                              FOUNDER:
                              -------



                              /s/ Kevin Laracey
                              -----------------
                              Kevin Laracey

                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                         * COUNTERPART SIGNATURE PAGE *
                           --------------------------


                              FOUNDER:
                              -------



                              /s/ Kris Canekeratne
                              --------------------
                              Kris Canekeratne

                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT

                         * COUNTERPART SIGNATURE PAGE *
                           --------------------------


                              FOUNDER:
                              -------



                              /s/ James Moran
                              ---------------
                              James Moran